Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA American Funds VCP Managed Asset Allocation Portfolio

(the “Portfolio”)

Supplement dated August 13, 2018

to the Portfolio’s Summary Prospectus dated May 1, 2018

Effective immediately:

In the section entitled “Portfolio Summary: SA American Funds VCP Managed Asset Allocation Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of Master Managed Risk Asset Allocation Fund Since
Alan N. Berro Partner – Capital World Investors	2012
David A. Daigle Partner – Capital Fixed Income Investors	2012
Peter Eliot Partner - Capital International Investors	2017
Jeffrey T. Lager Partner – Capital International Investors	2012
Jin Lee Partner – Capital World Investors	2018
James R. Mulally Partner – Capital Fixed Income Investors	2012
John R. Queen Partner – Capital Fixed Income Investors	2016

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-VMA1.1 (08/18)